                       KIDNEY CENTERS OF CHARLESTON, INC.

                              FINANCIAL STATEMENTS

                      FOR THE YEAR ENDED DECEMBER 31, 1995

                        WITH INDEPENDENT AUDITORS' REPORT

                 [Pratt-Thomas, Gumb & Co., P.A. Letterhead]

                          INDEPENDENT AUDITORS' REPORT


To the Board of Directors
Kidney Centers of Charleston, Inc.
Charleston, South Carolina

We have audited the accompanying balance sheet of Kidney Centers of Charleston, Inc. (a South Carolina S Corporation) as of December 31, 1995, and the related statements of income and retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Kidney Centers of Charleston, Inc. as of December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.




Pratt-Thomas, Gumb & Co., P.A.
April 17, 1996

                       KIDNEY CENTERS OF CHARLESTON, INC.
                                  BALANCE SHEET
                                DECEMBER 31, 1995

                                     ASSETS
                                     ------

CURRENT ASSETS
- --------------
  Cash                                                             $   429,856
  Accounts receivable, net of allowance
     for uncollectible accounts of
     $396,965                                                        1,380,090
  Inventory                                                            166,269
  Other current assets                                                     375
                                                                    ----------

     Total Current Assets                                            1,976,590

PROPERTY AND EQUIPMENT, NET                                            716,815
- ---------------------------                                         ----------

     Total Assets                                                  $ 2,693,405
                                                                    ==========


                      LIABILITIES AND STOCKHOLDERS' EQUITY
                      ------------------------------------

CURRENT LIABILITIES
- -------------------
  Accounts payable                                                 $   114,635
  Accrued payroll                                                       39,319
  Accrued vacation                                                     168,165
  Accrued sales taxes                                                    1,722
  Other current liabilities                                              8,498
  Notes payable, current portion                                       300,012
                                                                    ----------

     Total Current Liabilities                                         632,351

NOTES PAYABLE, LONG-TERM PORTION                                       350,841
- --------------------------------                                    ----------

     Total Liabilities                                                 983,192
                                                                    ----------

STOCKHOLDERS' EQUITY
- --------------------
 Common stock, $100 par value
     1,000 shares authorized,
     3 shares issued and
     outstanding                                                           300
  Retained earnings                                                  1,709,913
                                                                    ----------

     Total Stockholders' Equity                                      1,710,213
                                                                    ----------

     Total Liabilities and
                  Stockholders' Equity                             $ 2,693,405
                                                                    ==========

                       SEE INDEPENDENT AUDITORS' REPORT AND
                  ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS

                       KIDNEY CENTERS OF CHARLESTON, INC.
                    STATEMENT OF INCOME AND RETAINED EARNINGS
                      FOR THE YEAR ENDED DECEMBER 31, 1995



REVENUE
- -------
  Net patient service revenue                                      $ 7,198,944
                                                                    ----------


EXPENSES
- --------
  Operating expenses                                               $ 5,080,041
  Bad debt expense                                                     455,615
  Depreciation                                                         128,757
  Rent                                                                 223,636
  Interest                                                              40,659
                                                                    ----------

     Total Expenses                                                  5,928,708
                                                                    ----------

     Net Income from Operations                                      1,270,236

OTHER INCOME                                                            19,546
- ------------                                                        ----------

     Net Income                                                      1,289,782

Retained earnings, beginning of year                                 1,250,859

Distribution to shareholders                                          (830,728)
                                                                    ----------
Retained earnings, end of year                                     $ 1,709,913
                                                                    ==========

                       SEE INDEPENDENT AUDITORS' REPORT AND
                  ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS

                       KIDNEYS CENTERS OF CHARLESTON, INC.
                             STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1995



CASH FLOWS FROM OPERATING ACTIVITIES
- ------------------------------------
Net income                                                          $ 1,289,782
Adjustments to reconcile to net
  cash provided by operating activities:
     Depreciation                                                       128,757
     Decrease (Increase) in:
        Accounts receivable                                            (288,513)
        Inventory                                                       (27,656)
        Other current assets                                                175
     Increase (Decrease) in:
        Accounts payable                                                (47,534)
        Accrued payroll                                                  13,192
        Accrued vacation                                                 35,788
        Accrued sales taxes                                              (3,163)
        Other current liabilities                                         6,277
                                                                     ----------
     Net Cash Provided by Operating Activities                        1,107,105
                                                                     ----------

CASH FLOWS FROM INVESTING ACTIVITIES
- ------------------------------------
Purchases of property and equipment                                    (350,487)
                                                                     ----------

     Net Cash Used by Investing Activities                             (350,487)
                                                                     ----------

CASH FLOWS FROM FINANCING ACTIVITIES
- ------------------------------------
Principal reduction on notes payable                                   (109,593)
Repayment of loans from stockholders                                   (519,272)
Distribution to stockholders                                           (830,728)
Proceeds from borrowings                                                613,350
                                                                     ----------

     Net Cash Used by Financing Activities                             (846,243)
                                                                     ----------

Net decrease in cash                                                    (89,625)
Cash, beginning of year                                                 519,481
                                                                     ----------

Cash, end of year                                                   $   429,856
                                                                     ==========
SUPPLEMENTAL DISCLOSURES OF CASH
- ---------------------------------
  FLOW INFORMATION:
  -----------------

Interest paid                                                       $    40,659
Income taxes paid                                                           -
                                                                     ==========


                       SEE INDEPENDENT AUDITORS' REPORT AND
                  ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS

                       KIDNEY CENTERS OF CHARLESTON, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1995



1. DESCRIPTION OF COMPANY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

   CORPORATE ORGANIZATION
   ----------------------
   Kidney Centers of Charleston, Inc. (the Company) was incorporated under the laws of South Carolina on December 29, 1993. The Company provides dialysis and other medical services to individuals with kidney disease.

   ACCOUNTING METHOD
   -----------------
   The company maintains its books on the accrual basis of accounting. Revenues are recognized when services are rendered and expenses realized when the obligation is incurred.

   NET PATIENT SERVICE REVENUE
   ---------------------------
   Net patient service revenue represents the estimated net realizable amounts from patients, third-party payers, and others for services rendered.

   INCOME TAXES
   ------------
   The shareholders of the Company have elected "S" corporation status under the Internal Revenue Code. Instead of corporation income taxes, the shareholders of an S Corporation are taxed on their proportionate share of the Company's taxable income. Therefore, no provision for or benefits from income taxes have been included in these financial statements.

   PROPERTY AND EQUIPMENT
   ----------------------
   Property and equipment are recorded at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets as determined by Medicare guidelines.

   ACCRUED VACATION
   ----------------
   It is the Company's policy to allow employees to accumulate unused vacation and sick time. The Company has accrued for this liability and included it in the financial statements based on the employee's hourly wage rate.

   CASH AND CASH EQUIVALENTS
   -------------------------
   For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

   INVENTORY
   ---------
   Inventory is comprised of dialysis supplies and medications and is stated at the lower of actual cost or market value.

                       KIDNEY CENTERS OF CHARLESTON, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1995


1. DESCRIPTION OF COMPANY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
   - Continued

   ALLOWANCE FOR UNCOLLECTIBLE ACCOUNTS
   ------------------------------------
   During the year, the Company writes off uncollectible accounts directly against the outstanding accounts receivable balance. At year end, management specifically reviews accounts receivable for uncollectible amounts and provides an allowance. Bad debt expense of $455,615 represents both specific write offs and allowances for uncollectible accounts receivable balances.

   ESTIMATES
   ---------
   The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from these estimates.

2. REVENUE FROM CONTRACTING AGENCIES

   The Company has agreements with third-party payors that provide for payments at amounts which generally differ from its established rates. A summary of the payment arrangements with major third-party payors follows:

   a.) MEDICARE - Inpatient services rendered to Medicaid program beneficiaries are paid at prospectively determined rates per discharge. These rates vary according to a patient classification system that is based on clinical, diagnostic, and other factors. Inpatient nonacute services and certain outpatient services are paid based upon a cost reimbursement methodology. The Company is reimbursed for cost reimbursable items at a tentative rate with final settlement determined after submission of annual cost reports by the Company and audits thereof by the Medicare fiscal intermediary.

   B.) MEDICAID - Inpatient services rendered to Medicaid program beneficiaries are paid at prospectively determined rates per discharge. These rates vary according to a patient classification system that is based on clinical, diagnostic, and other factors. Inpatient nonacute services, certain outpatient services, and defined capital costs related to Medicaid beneficiaries are paid based on cost or customary charges subject to maximums established by the Medicaid program. The Company is reimbursed at a tentative rate with final settlement determined by the program based on the Company's final Medicaid cost report.

                       KIDNEY CENTERS OF CHARLESTON, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1995


2. REVENUE FROM CONTRACTING AGENCIES - Continued

   C.) OTHER PAYORS - The Company also entered into payment agreements with certain commercial insurance carriers and health maintenance organizations. The basis for payment to the Company under these agreements is established charges.

3. PROPERTY AND EQUIPMENT

   Property and equipment at December 31, 1995 consists of the following:

     Leasehold improvements                                        $   132,779
     Furniture and non-medical equipment                               259,683
     Medical dialysis equipment                                      1,192,666
                                                                    ----------
                                                        Total        1,585,128

                                Less accumulated depreciation         (868,313)
                                                                    ----------

                                   Net property and equipment          716,815
                                                                    ==========

   Depreciation expense for the year ended December 31, 1995 totaled $128,757.

4. NOTES PAYABLE

   Notes payable consists of the following at December 31, 1995:

   Unsecured Line of Credit due May 1,
   1996 or on demand.  Interest at
   prime + 1/2%.                                                 $  150,000

   Note payable secured by medical equipment,
   due July 1, 1997.  Interest at prime + 1/2%.
   Payments of $4,584 plus interest due monthly.                     80,438

   Note payable secured by medical
   equipment, due May 1, 2000.
   Interest at prime + 1/2%.  Payments
   of $5,000 plus interest due monthly.                             260,000

                       KIDNEY CENTERS OF CHARLESTON, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1995


4. DEBT  - Continued

   Note payable secured by equipment,
   due August 1, 2000.  Interest at
   prime + 1/2%.  Payments of $2,917
   plus interest due monthly.                                       160,415
                                                                  ---------

      Subtotal                                                      650,853

      Less, current portion                                         300,012
                                                                  ---------
                                                                 $  350,841
                                                                  ---------

     Scheduled repayments on notes payable are as follows:

           1996                                                  $  300,012
           1997                                                     120,434
           1998                                                      95,004
           1999                                                      95,004
           2000                                                      40,399
           Thereafter                                                     -
                                                                  ---------

                                                                 $  650,853
                                                                  =========

5. RELATED PARTY TRANSACTIONS

   The following entities are related parties of the Kidney Centers of Charleston, Inc:

   Charleston Nephrology - The owners of the Kidney Centers of Charleston, Inc. own 75% of Charleston Nephrology, a medical practice.

   Westpark Associates - Westpark Associates owns real property in the Charleston area including three of the Kidney Centers of Charleston, Inc's offices and other property. The owned dialysis centers include the Charleston site, Trident site and Moncks Corner site. Kidney Centers of Charleston, Inc. rents these building from Westpark. Westpark Associates is owned by the same three doctors who own the Kidney Centers of Charleston,
   Inc.   The lease for the Charleston site is a ten year operating lease which expires May 31, 2000. The annual rent expense is $82,500. The leases are renewed annually for the Trident and Moncks Corner locations as no formal lease agreements exist.

   The following related party transactions occurred during the year:

   The Company paid Westpark Associates a total of $155,303 in rent payments for the lease of the three office locations.

                       KIDNEY CENTERS OF CHARLESTON, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1995


5. RELATED PARTY TRANSACTIONS - Continued

   The Company periodically transfers dialysis supplies inventory to Charleston Dialysis Association which is owned by the stockholders of the Company and which operates an acute dialysis hospital based facility. The supplies are sold to the Charleston Dialysis Association at cost. During 1995, the Company received $44,792 from Charleston Dialysis Association for such transfers.

6. LEASES

   In addition to the related party leases mentioned in Note 5, the Company leases its other office location from an unrelated party. The lease term is for five years and provides for rental payments based on rentable square footage. Total rental payments amounted to $73,563 for the year ended December 31, 1995.

   Minimum future lease payments as of December 31, 1995 are summarized as follows:

         1996                                                 $ 162,751
         1997                                                   162,751
         1998                                                   162,751
         1999                                                    89,188
         2000                                                    34,375
         Thereafter                                                 -
                                                               --------
                                                              $ 611,816
                                                               ========

7. MALPRACTICE INSURANCE

   The Company's practicing physicians/board members carry occurrence basis malpractice insurance which provides coverage for all malpractice claims arising in Kidney Centers of Charleston, Inc. The primary coverage is limited to $100,000 per incident and $300,000 in the aggregate. In addition, the Company carries liability insurance for any excess of scheduled primary insurance coverages. This coverage is limited to $1,000,000 per incident and $1,000,000 in the aggregate.

                       KIDNEY CENTERS OF CHARLESTON, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1995



8. CASH BALANCE IN EXCESS OF FDIC LIMIT

   The Company maintains cash balances primarily with one financial institution. The amount on deposit with this bank at December 31, 1995 exceeded the federally insured limit of $100,000.

9. SUBSEQUENT EVENT

   On February 20, 1995, the stockholders of the Company agreed to the principal terms and conditions of a proposed exchange of all of the outstanding stock of Kidney Centers of Charleston, Inc. for common stock of VIVRA, Incorporated, a Delaware corporation. The stockholders of the Company will be issued shares of VIVRA, Incorporated common stock representing a value of $18,000,000. The anticipated transaction closing date is May 1, 1996 and the average per share pricing of the VIVRA, Incorporated common stock is based on such date. The stockholders of the Kidney Centers of Charleston, Inc. will each enter into a medical director agreement for a term of not less than 10 years. The terms of the agreement call for the physician stockholders to be compensated an annual fee totaling $85,000 each for the first year. In addition, the director agreement includes as additional compensation options to purchase a total of 15,000 shares each of VIVRA common stock at the transaction closing date share price. These options are vested equally over a three year period. The medical director agreement will be renegotiated after the initial year but will not be less than a total of $85,000 each annually. In addition, VIVRA will enter into a new real estate lease with the stockholders of the Company for the real estate described in Note 5.